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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 18, 2005

                              Diomed Holdings, Inc.

               Delaware                                000-32045                             84-1480636
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

                       1 Dundee Park
                        Andover, MA                                                   01810
         (Address of Principal Executive Offices)                                   (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 15, 2005, Diomed Holdings, Inc. (the "Company"), with the approval of its Board of Directors upon the recommendation of the Board's Compensation Committee, modified the terms of its employment of several of the Company's officers, specifically: James A. Wylie ("Wylie") Chief Executive Officer; David
B. Swank ("Swank"), Chief Financial Officer; Christopher Geberth ("Geberth"), Vice President Finance; Cary Paulette("Paulette"), Vice President North American Sales, of the Company's wholly-owned subsidiary, Diomed, Inc.; John Welch ("Welch"), Vice President Marketing of Diomed, Inc. and Kevin Stearn
("Stearn"), Managing Director of the Company's wholly-owned subsidiary, Diomed Ltd.

The following summarizes the material terms of the changed employment terms of these officers:

Wylie

The terms of Wylie's employment were modified by:

(i) extending the term of employment through December 31, 2007 (formerly, the term was through December 31, 2005);

(ii) providing that in the event of termination by the Company without cause or by Wylie for good reason, the Company will pay an amount equal to either his base compensation for the remainder of the term or 12 months, whichever is greater (formerly, severance pay was limited to the remainder of the term, no release was required and the Company was not entitled to suspend payment in the event of a breach); and

(iii) clarifying that Wylie will be able to terminate his employment agreement upon not less than 90 days' notice for reasons other than good reason, in which case the Company will not be required to pay severance.

Swank

The terms of Swank's employment were modified by:

(i) providing a term through December 31, 2005, renewable annually thereafter unless either party gives notice of non-renewal by November 30 (formerly, the term was for six months commencing September 3, 2003 and was renewable automatically thereafter, subject to cancellation with six months' notice);

(ii) providing that the Company may terminate Swank's employment for cause upon written notice and subject to a 30-day cure period in certain instances;

(iii) providing that in the event of termination by the Company without cause or by Swank for good reason, the Company will pay an amount equal to either his base compensation for the remainder of the term or 12 months, whichever is greater, but only if Swank executes a release of claims against the Company and does not breach his obligations with respect to intellectual property rights, non-competition and non-solicitation (formerly, Swank was not entitled to severance pay);

(iv) providing that Swank will not use or disclose proprietary information or confidential information, that all proprietary information is the property of the Company and that all inventions of Swank during the term related to the Company's business are the property of the Company and

(v) providing that Swank will not compete with the Company or solicit Company customers, suppliers or employees during the term or for 12 months thereafter (formerly, Swank had no such restrictions).

Geberth, Paulette, Welch, and Stearn

The terms of the Company's employment of each of Geberth, Paulette, Welch and Stearn were modified by providing that that in the event of termination by the Company without cause, the Company will pay the employee an amount equal to 12 months' annual base salary, but only if the employee executes a release of claims against the Company and does not breach his obligations with respect to non-competition and non-solicitation (formerly, Welch was not entitled to severance pay and Geberth, Paulette and Stearn were entitled to nine months severance pay, as to which no release was required and the Company was not entitled to suspend payment in the event of a breach).

Copies of the Company's agreements which effect the changed terms described above are attached as exhibits to this Current Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

---------------- ---------------------------------------------------------------
10.1 Letter of Amendment, dated February 15, 2005, to Agreement for Services, dated December 28, 2003, between the Company and Global Strategy Associates (regarding services of James A. Wylie, Jr.)
---------------- ---------------------------------------------------------------
10.2 Agreement for Services, dated as of January 1, 2005, between the Company and BrookstoneFive, Inc. (regarding services of David A. Swank)
---------------- ---------------------------------------------------------------
10.3 Letter of Amendment, dated February 15, 2005, to Letter Agreement, dated April 13, 2004, between the Company and Christopher Geberth
---------------- ---------------------------------------------------------------
10.4 Letter of Amendment, dated February 15, 2005, to Letter Agreement, dated December 4, 2004, between the Company and
                 Cary Paulette
---------------- ---------------------------------------------------------------
10.5 Letter of Amendment, dated February 15, 2005, to Letter Agreement, dated September 9, 2002, between the Company and John Welch
---------------- ---------------------------------------------------------------
10.6 Letter of Amendment, dated February 15, 2005, to Agreement, dated September 4, 2001, between the Company and Kevin Stearn
---------------- ---------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Diomed Holdings, Inc.
                                 (Registrant)

Date:    February 18, 2005       By:     /s/  JAMES A. WYLIE, JR.
                                         -------------------------------------
                                 Name:   James A. Wylie, Jr.
                                 Title:  President and Chief Executive Officer

EXHIBITS

---------------- ---------------------------------------------------------------
10.1 Letter of Amendment, dated February 15, 2005, to Agreement for Services, dated December 28, 2003, between the Company and Global Strategy Associates (regarding services of James A. Wylie, Jr.)
---------------- ---------------------------------------------------------------
10.2 Agreement for Services, dated as of January 1, 2005, between the Company and BrookstoneFive, Inc. (regarding services of David A. Swank)
---------------- ---------------------------------------------------------------
10.3 Letter of Amendment, dated February 15, 2005, to Letter Agreement, dated April 13, 2004, between the Company and Christopher Geberth
---------------- ---------------------------------------------------------------
10.4 Letter of Amendment, dated February 15, 2005, to Letter Agreement, dated December 4, 2004, between the Company and
                 Cary Paulette
---------------- ---------------------------------------------------------------
10.5 Letter of Amendment, dated February 15, 2005, to Letter Agreement, dated September 9, 2002, between the Company and John Welch
---------------- ---------------------------------------------------------------
10.6 Letter of Amendment, dated February 15, 2005, to Agreement, dated September 4, 2001, between the Company and Kevin Stearn
---------------- ---------------------------------------------------------------